UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 4, 2008

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iMergent, Inc.

 (Exact name of registrant as specified in its charter)

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Delaware	001-32277	87-0591719
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

754 East Technology Avenue

Orem, Utah   84097

(Address of Principal Executive Office) (Zip Code)

(801) 227-0004

 (Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01

Other Events

On August 4, 2008, iMergent, Inc. (the "Company") and the State of North Carolina (the “State") agreed to a Consent Judgment (“Judgment”) in Case No. 07-CVS-7381 entitled, “State of North Carolina ex rel. Roy Cooper, Attorney General vs. iMergent, Inc. and StoresOnline, Inc.”  The Judgment stemmed from an action filed in 2007 by the Attorney General of North Carolina claiming the Company sold a “business opportunity” and otherwise made sales in violation of certain consumer protection statutes. The State received a temporary injunction (“Injunction”)  prohibiting the Company from transacting sales in the State, and required the Company to process refunds to North Carolina customers who made a request for a refund.

In connection with the Judgment, the Company has agreed to pay fees totaling $90,000. The Company has also agreed that it will refund any customers in the State of North Carolina who may file claims within sixty (60) days of entry of the Judgment. The claim must include a declaration issued under penalty of perjury that the customer has been unable to activate a web site and get it fully operational. The State will also notify certain customers of the right to the refund. The Company does not expect the refunds will be material as it has refunded all customers who have made a request  under the terms of the Injunction. As a result of the Judgment, the Injunction is lifted and the Company is permitted to immediately schedule seminars in North Carolina. There is no finding that the Company is a seller of a “business opportunity.”

In addition, the Company agreed to certain actions intended to clarify the business practices of the Company.  The Judgment does not otherwise limit the Company’s ability to conduct business in the State.

Except for the historical information contained in this report, the statements made by the Company are forward-looking statements that involve risks and uncertainties. All such statements are subject to the safe harbor created by the Private Securities Litigation Reform Act of 1995. iMergent's performance could differ significantly from the expectations of management and from results expressed or implied including but not limited to (1) the expectations of the Company that the refunds made under the agreement will not be material or substantial and (2) that the disclosures agreed to by the Company will clarify its business practices. For further information on other risk factors, please refer to the "Risk Factors" contained in the Company's Form 10-K for the year ended June 30, 2007 and Form 10-Q for the period ended March 31, 2008. The information in Item 8.01 of this report is being furnished, not filed, pursuant to Form 8-K. Accordingly, the information in this Item will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 9.01

Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
99.1	Press release entitled “iMergent Reaches Settlement with the State of North Carolina”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMERGENT, INC.

By:	/s/ Robert M. Lewis
Robert M. Lewis Chief Financial Officer

Date:  August 6 , 2008